CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. CLIFFORD CLIFFORD CHANCE US LLP CHANCE EXECUTION VERSION Dated as of June 4, 2019 DIAMOND HEAD 2 (IRELAND) DAC and DIAMOND HEAD 3 (IRELAND) DAC as Sellers and CONTRAIL AVIATION SUPPORT, LLC as Buyer AIRCRAFT SALE AND PURCHASE AGREEMENT in respect of three (3) Airbus A321-100 aircraft bearing manufacturer's serial numbers 513, 576 and 583 765366-3-1-vS.O 80-40717007

TABLE OF CONTENTS Page ARTICLE I DEFINITIONS AND INTERPRETATION............................................................ 1 ARTICLE II REPRESENTATIONS AND WARRANTIES .............................................................. 9 ARTICLE III CONDITIONS ............................................................................................................. 12 ARTICLE IV AGREEMENT TO SELL AND BUY ....................................................................... 13 ARTICLE V INSPECTION AND DELIVERY ............................................................................... 13 ARTICLE VI DELAYED DELIVERY AND FAILURE TO DELIVER. ...................................... 16 ARTICLE VII PURCHASE PRICE AND DEPOSIT ...................................................................... 18 ARTICLE VIII PAYMENTS AND WITHHOLDINGS .................................................................. 23 ARTICLE IX INSURANCE REQUIREMENTS AND MUTUAL INDEMNIFICATIONS ......... 25 ARTICLE X DISCLAIMER .............................................................................................................. 27 ARTICLE XI COSTS AND EXPENSES .......................................................................................... 28 ARTICLE XII ASSIGNMENT .......................................................................................................... 30 ARTICLE XIII CONFIDENTIALITY ............................................................................................... 30 ARTICLE XIV MISCELLANEOUS ................................................................................................. 31 ARTICLE XV NOTICES ................................................................................................................... 32 ARTICLE XVI GOVERNING LAW ................................................................................................ 34 ARTICLE XVII WAIVER OF JURY TRIAL .................................................................................. 34 ARTICLE XVIII ENFORCEMENT ................................................................................................. 35 Schedule 1 Aircraft Schedule 2 Form of Bill of Sale Schedule 3 Form of Acceptance Certificate Schedule 4 Conditions Precedent Exhibit A Form of Non-Incident/ Accident Statements 765366-3-J -v8.0 - 1 - 80-4071 7007

This AIRCRAFT SALE AND PURCHASE AGREEMENT (this "Agreement") is dated as of June 4, 2019 and made among DIAMOND HEAD 2 (IRELAND) DAC, a designated activity company organized and existing under the laws of Ireland having its registered office at Unit J, Block 1, Shannon Business Park, Shannon, County Clare, Ireland ("Seller"); DIAMOND HEAD 3 (IRELAND) DAC, a designated activity company organized and existing under the laws of Ireland having its registered office at Unit J, Block 1, Shannon Business Park, Shannon, County Clare, Ireland ("Seller 2"); and CONTRAIL AVIATION SUPPORT, LLC, a limited liability company organized in North Carolina, United States of America and having its registered office at 435 Investment Court, Verona, Wisconsin 53593, United States of America ("Buyer"). WHEREAS, each Seller has agreed to sell, and Buyer has agreed to buy, each Aircraft on the terms and conditions of this Agreement. NOW IT IS AGREED as follows: ARTICLE I DEFINITIONS AND INTERPRETATION Section 1.1. Definitions and Interpretation. In this Agreement, unless the context otherwise requires: "Acceptance Certificate" means, in respect of an Aircraft, an acceptance certificate for such Aircraft substantially in the form set out in Schedule 3. "Additional Insured" and "Additional Insureds" has the meaning given to such term in Section 9.2. "Aircraft" means, individually or collectively (as the context requires), the three (3) aircraft set out in Schedule 1 (being designated for the purposes of this Agreement as Aircraft 1, Aircraft 2 and Aircraft 3 respectively), including, in relation to each Aircraft, the Airframe for that Aircraft, the Engines for that Aircraft (whether or not such Engines are installed on the Airframe for that Aircraft at any relevant time), unless an Engine is excluded from the sale of the Aircraft in accordance with Sections 7.5 and 7.7, and, where the context permits, references to an Aircraft shall (a) include the Aircraft Documentation for that Aircraft, and (b) mean that Aircraft in its entirety and any part of it. "Aircraft Documentation" means, in respect of an Aircraft, all available manuals, technical data and all inspection, modification, logbooks and overhaul records and other service, repair, maintenance and technical records relating to such Aircraft which are actually in the possession of Seller of such Aircraft. "Aircraft 1 Basic Purchase Price" has the meaning given to such term in Section 7.1. "Aircraft 2 Basic Purchase Price" has the meaning given to such term in Section 7.2. "Aircraft 3 Basic Purchase Price" has the meaning given to such term in Section 7.3. 765366-3-1 -vS.O 80-4071 7007

"Airframe" means, in relation to an Aircraft, the airframe for that Aircraft described in Schedule 1 (including any Parts relating to such Airframe, whether or not installed on such Airframe at the relevant time, but excluding the Engines for that Aircraft or engines from time to time installed on such airframe). "AMM" means, in relation to an Aircraft, the Manufacturer maintenance manual in respect of such Aircraft. "Assumed Flight Cycles" means, in respect of each Engine listed in this definition, the assumed Flight Cycles on such Engine since new as listed next to such Engine in the following table: Engine Manufacturer's Serial Assumed Flight Cycles Number CFM56-5B2 779156 33,951 CFM56-5B2 779161 30,888 CFM56-5B2 779171 34,700 CFM56-5B2 779177 35,509 CFM56-5B2 779182 33,634 CFM56-5B2 779127 34,255 "Assumed Flight Hours" means, in respect of each Engine listed in this definition, the assumed Flight Hours on such Engine since new as listed next to such Engine in the following table: Engine Manufacturer's Serial Assumed Flight Hours Number CFM56-5B2 779156 50,853 CFM56-5B2 779161 44,738 CFM56-5B2 779171 50,696 CFM56-5B2 779177 48,340 CFM56-5B2 779182 45,929 CFM56-5B2 779127 52,342 765366-3-l -v8.0 - 2 - 80-4071 7007

"Basic Purchase Price" means, as the context requires, the Aircraft 1 Basic Purchase Price, the Aircraft 2 Basic Purchase Price or the Aircraft 3 Basic Purchase Price. "Bill of Sale" means, in respect of an Aircraft, a bill of sale for that Aircraft substantially in the form set out in Schedule 2. "BIS" has the meaning given to such term in Section 2.2. "BSI" means, in the case of an Engine, a full gas path borescope inspection performed in respect of such Engine in accordance with AMM standards on redelivery from the Current Operator. "BSI Adjustment" has the meaning given to such term in Section 7.6. "Business Day" means a day (other than a Saturday or Sunday) on which banks are open for general business and the payment of Dollars in Dublin, Ireland and New York City, New York. "Buyer Lien" means any mortgage, pledge, lien, charge, encumbrance, hypothecation, lease, sublease, seizure, right of detention, exercise of rights, security interest, judgment, writ, order or other claim or right of possession of any kind or nature whatsoever, however and wherever created or arising and whether or not consensual (including any agreement or arrangement to give or effect any of the foregoing and any conditional sale or other title retention agreement) (i) created by or resulting from any debt or liability or action or omission of Buyer or any affiliate of Buyer or (ii) notified by a Seller to and expressly approved by Buyer in writing. "Cape Town Convention" means, together, the Convention and the Protocol. "Convention" means the Convention on International Interests in Mobile Equipment opened for signature on November 16, 2001 at Cape Town, South Africa. "Current Operator" means Alitalia Societa Aerea Italiana S.p.A. "DDTC" has the meaning given to such term in Section 2.2. "Delivery" means, in relation to an Aircraft, the time at which Buyer obtains title to such Aircraft in accordance with Section 5.6. "Delivery Date" means, in relation to an Aircraft, the date on which Delivery of that Aircraft occurs (as agreed in accordance with Section 5.2(c)), which shall align with the date the leasing of the Aircraft under the Lease with the Current Operator terminates (whether by expiry of the term thereunder or as a result of the early termination thereof), with the relevant Seller providing reasonable advance notice of the same. "Delivery Location" means (a) Marana, Arizona; (b) a location in the United Kingdom agreed between Buyer and the relevant Seller in writing; or (c) such other location as may be agreed between Buyer and the relevant Seller in writing, in each case, taking into account Sections 5.4 and 11.1. 765366-3-I -vS.O - 3 - 80-4071 7007

"Delivery Location Adjustment" has the meaning given to such term in Section 7.10. "Deposit" means, in relation to an Aircraft, an amount equal to [ ] % of the Basic Purchase Price of such Aircraft. "Deposit Return Event" means a termination of this Agreement with respect to an Aircraft where one or more of the following applies: (a) an Event of Loss of such Aircraft has occurred; (b) this Agreement with respect to such Aircraft has terminated under Section 6.2 or 6.4(a) in circumstances where Buyer is not in material breach of any of its Obligations under the Sale Documents; (c) Buyer has exercised its option to terminate this Agreement with respect to such Aircraft under Section 6.3(a) or 6.3(c); (d) Seller has determined that Buyer does not satisfy its internal "know your customer" policy requirements, which Seller shall confirm to Buyer in writing within twenty (20) days of the execution of this Agreement; (e) any condition under Section 3.2 or condition precedent under this Agreement or any other Sale Document with respect to such Aircraft has not been satisfied or waived by the Final Delivery Date for such Aircraft, save where such failure is caused by Buyer's material breach of its obligations under this Agreement or any other Sale Document; or (f) notwithstanding any other term of this Agreement, the sale and purchase of such Aircraft does not close by the Final Delivery Date for such Aircraft, unless such failure to close is caused by Buyer's material breach of its obligations under this Agreement or any other Sale Document. "Dollars" or "$" denote the lawful currency for the time being of the United States of America. "EASA" means the European Aviation Safety Agency established by the European Parliament and the Council of the European Union under Regulation (EC) Number 1592/2002 and any successor that under the laws of the European Union shall have from time to time control or supervision of civil aviation in the European Union or have jurisdiction over the registration, airworthiness or operation of all other matters relating to the Aircraft. "Engine CSN/TSN Adjustment" has the meaning given to such term in Section 7.4. "Engines" means, in relation to an Aircraft, the two (2) engines for that Aircraft described in Schedule 1, whether or not installed on the Airframe for that Aircraft at Delivery of that Aircraft, including any Parts relating to such engines, whether or not installed on the Engines at the relevant time. 76536G-3-J -v8.0 - 4 - 80-4071 7007

"Event of Loss" means, in relation to an Aircraft, (a) any loss due to hijacking, theft or disappearance for a period in excess of ninety (90) days, or destruction, damage beyond economic repair or rendition of that Aircraft permanently unfit for normal use for any reason whatsoever; (b) any loss of or damage to that Aircraft which results in an insurance settlement with respect thereto on the basis of a total loss, or a constructive or compromised total loss; or (c) the condemnation, confiscation, appropriation or seizure of, or requisition of title to, such property; or the use of such property by any government entity or purported government entity, which in any such case shall have resulted in the loss of possession thereof by Seller for a period in excess of ninety (90) days (or for such shorter period ending on the date which is the date of receipt of an insurance settlement with respect to such property on the basis of a total loss). An Event of Loss for an Aircraft shall be deemed to have occurred if an Event of Loss occurs with respect to the Airframe of that Aircraft. "Excluded Engine" has the meaning given to such term in Section 7.7. "Excluded Engine Adjustment" has the meaning given to such term in Section 7.7(c)(i). "Excluded Taxes" has the meaning given to such term in Section 11.l(b). "Final Delivery Date" means (a) in relation to Aircraft 1, January 1, 2020, (b) in relation to Aircraft 2, February 28, 2020 and (c) in relation to Aircraft 3, April 1, 2020, or, in each case, such later date as may be agreed by the Parties in writing. "First Acceptance Deposit" has the meaning given to such term in Section 7.8(a). "Flight Cycle" means, in relation to an Engine, or other engine or any Part or part, one take-off and landing of the relevant Airframe or other airframe on which such Engine or other engine or Part or part is installed. "Flight Hours" means, in relation to an Engine, the actual number of hours, or fraction thereof, such Engine is in flight (from take-off to landing) which for the purposes hereof shall be the same number of hours logged in the log book of the relevant Aircraft. "Inspection Location" means Rome Fiumicino Airport, Italy, or such other airport in Europe advised by the relevant Seller. "Insured Parties" means, in respect of an Aircraft, Seller for that Aircraft, Wells Fargo Bank, N.A, Dubai Aerospace Enterprise (DAE) Ltd, DAE (Ireland) Limited (formerly AWAS (Ireland) Limited) , DAE Aviation Services, Inc. (formerly AWAS Aviation Services, Inc.) DAE Capital Management (Singapore) Pte. Limited (formerly AWAS (Singapore) Pte. Ltd.); AWAS Aviation Capital DAC (formerly AWAS Aviation Capital Limited), Phoenix American Financial Services, Diamond Head Aviation 2015 Limited, Royal Bank of Canada, Kabala Ireland Investments DAC and the respective shareholders, subsidiaries, affiliates, directors, officers, members, partners, representatives, controlling persons, successors, assigns and employees of each of the foregoing persons. "Insurance Period" has the meaning given to such term in Section 9.1. 765366-3-1-vS.O - 5 - 80-4071 7007

"Lease" means, in relation to each Aircraft, the lease or other agreement pursuant to which the Current Operator leases such Aircraft. "Lien" means any mortgage, pledge, lien, charge, encumbrance, hypothecation, lease, sublease, seizure, right of detention, exercise of rights, security interest, judgment, writ, order or other claim or right of possession of any kind or nature whatsoever, however and wherever created or arising and whether or not consensual (including any agreement or arrangement to give or effect any of the foregoing and any conditional sale or other title retention agreement) but excludes any Buyer Lien. "Losses" means costs, expenses, payments, charges, losses, demands, liabilities, claims, actions, proceedings, penalties, fines, damages, judgments, orders and other sanctions. "Manufacturer" means (i) Airbus S.A.S. in relation to the Airframes and (ii) CFM International in relation to the Engines. "Material Damage" means, with respect to an Airframe or Engine, any damage or loss (with reference to part-out value), the cost of rectification or replacement of which materially impacts the part out value of such Airframe or Engine. Material Damage in respect of an Aircraft shall be deemed to have occurred if Material Damage occurs with respect to the Airframe of that Aircraft. "MPA Run" means, in respect of an Engine, a maximum power assurance run performed in respect of such Engine in accordance with AMM standards on redelivery from the Current Operator. "Net Purchase Price" has the meaning given to such term in Section 7.11. "Obligations" means, in relation to a person, all obligations or liabilities of any kind of that person from time to time, whether they are: (a) to pay money or to perform (or not to perform) any other act; (b) express or implied; (c) present, future or contingent; (d) joint or several; (e) incurred as a principal or surety or in any other manner; or (f) originally owing to the person claiming performance or acquired by that person from another person. "OFAC" has the meaning given to such term in Section 2.2. 765366-3-1 -vS 0 - 6 - 80-4071 7007

"Part" means, in relation to each Aircraft, whether or not installed on such Aircraft, any component, furnishing or equipment (other than a complete Engine) furnished with such Aircraft on the Delivery Date for such Aircraft. "Parties" means the parties to this Agreement. "Performance Restoration Shop Visit" or "PRSV" means, at a minimum, the refurbishment of the high pressure compressor, turbine module and combustion section modules and the refurbishment of any other module that has exceeded the soft time limits and/or recommendations for operational performance as provided in the CFMI CFM56-5B Workscope Planning Guide (WPG) in effect at the time of the shop visit. "Permitted Parties" has the meaning given to such term in Section 13.2. "Protocol" means the Protocol to the Convention on Matters Specific to Aircraft Equipment opened for signature on November 16, 2001 at Cape Town, South Africa. "PRSV Adjustment" has the meaning given to such term in Section 7.9. "Purchaser Nominee" means an affiliate of Buyer or any owner trust which is beneficially owned by Buyer or any affiliate of Buyer. "Related Litigation" has the meaning given to such term in Section 18.l(a). "Sale Documents" means together this Agreement, the Bills of Sale and the Acceptance Certificates and any agreement amending or supplementing any of the foregoing documents, and all other documents required to be executed or delivered pursuant to or in furtherance of this Agreement. "SDN List" has the meaning given to such term in Section 2.2. "Second Acceptance Deposit" has the meaning given to such term in Section 7.8(a). "Seller" means, in relation to (a) Aircraft 1 and Aircraft 3, Seller 1; and (b) Aircraft 2, Seller 2, together the "Sellers" and each a "Seller". "Tax" means any and all present and future taxes, duties, withholdings, levies, assessments , imposts, fees and charges of any nature whatsoever and however, whenever and wherever and by whoever imposed, assessed, levied or asserted by any governmental taxing authority (including any VAT or similar tax and any stamp, documentary, registration or similar tax), together with any claims, penalties, fines, surcharges, interest, damages, fees, costs and expenses arising or resulting therefrom and any additions thereto. "Tax Claim" has the meaning given to such term in Section 11.l(d). "Transfer Taxes" has the meaning given to such term in Section 11.1(b). "Unserviceable Engine Price" means : 765366-3-1 -vS.O - 7 - 80-4071 7007

(i) in respect of the Excluded Engine bearing ESN 779156, [ ] Dollars ($[ ]); (ii) in respect of the Excluded Engine bearing ESN 799161, [ ] Dollars ($[ ]); (iii) in respect of the Excluded Engine bearing ESN 779171, [ ] Dollars ($[ ]); (iv) in respect of the Excluded Engine bearing ESN 799177, [ ] Dollars ($[ ]); (v) in respect of the Excluded Engine bearing ESN 779182, [ ] Dollars ($[ ]); and (vi) in respect of the Excluded Engine bearing ESN 799127, [ ] Dollars ($[ ]). "VAT" means value added Tax, any goods and services, sales or turnover Tax or any other Tax of a similar nature. "Warranties" means, in relation to an Aircraft, all right, title and interest of the Seller of that Aircraft in and to any and all warranties, vendor support, rights, benefits, service life policies and patent indemnities of any manufacturer, vendor, supplier, maintenance or overhaul facility or any other person in respect of materials, parts, products or services rendered in respect of that Aircraft (including any Engine or Part relating to that Aircraft). Section 1.2. Section Headings. Section headings and the table of contents are inserted for convenience of reference only, have no legal effect and shall be ignored in the interpretation of this Agreement. Section 1.3. References. In this Agreement, unless a contrary indication appears: (a) references to Sections and Schedules are to be construed as references to the Sections of, and Schedules to, this Agreement and references to this Agreement include its Schedules; (b) references to or to any specified provision of this Agreement or any other document shall include this Agreement, that document or the relevant provision as it may from time to time be amended; (c) a reference to an amendment includes a supplement, novation, restatement or re-enactment and amended will be construed accordingly; (d) words importing the plural shall include the singular and vice versa, and words importing a gender include every gender; 765366-3-1 -vS.O - 8 - 80-4071 7007

(e) references to a person shall be construed as including references to an individual, firm, company, corporation, unincorporated association or body of persons and any government entity, whether or not having separate legal personality and references to any person shall be construed so as to include its successors, permitted assignees and permitted transferees; (t) references to any law or regulation include common or customary law and any constitution, decree, judgment, legislation, order, ordinance, regulation, statute, treaty or other legislative measure in any jurisdiction or any present or future directive, regulation, request or requirement (in each case, whether or not having the force of law but, if not having the force of law, the compliance with which is in accordance with the general practice of persons to whom the directive, regulation, request or requirement is addressed); (g) references to any provision of law is a reference to that provision as applied, amended, extended or re-enacted and includes any subordinate legislation; (h) a reference to an approval shall be construed as a reference to any approval, consent, authorization, exemption, permit, license, registration, filing or enrolment by or with any competent authority; and (i) including means including without limitation, so that any list of items or matters appearing after the word including shall be deemed not to be an exhaustive list but shall be deemed rather to be a representative list of those items or matters forming a part of the category described prior to the word including. ARTICLE II REPRESENTATIONS AND WARRANTIES Section 2.1. Representations and Warranties. Each of the Parties makes the representations and warranties set out in this Section 2.1 on the date of this Agreement and as of each Delivery Date (in the case of the representations and warranties made on each Delivery Date, solely in relation to the Aircraft and Sale Documents being delivered on that Delivery Date). (a) Status. (i) It is a company duly incorporated and validly existing under the law of its jurisdiction of incorporation. (ii) It has the power to own its assets and carry on its business as it is being conducted. (b) Binding Obligations. Each Sale Document to which it is a party has been duly executed and delivered by it, and the obligations expressed to be assumed by it in the Sale Documents are, legal, valid, binding and enforceable obligations. (c) Non-Conflict with Other Obligations. The entry into and performance by it of, and of the transactions contemplated by, the Sale Documents do not and will not conflict with: 765366-3-1 -vS.O - 9 - 80-4071 7007

(i) any law or regulation applicable to it; (ii) its constitutional documents; or (iii) any agreement or instrument binding on it or any of its assets. (d) Power and Authority; Consents. (i) It has the power to enter into, perform and deliver, and has taken all necessary action to authorize its entry into, performance and delivery of, the Sale Documents and the transactions contemplated by the Sale Documents to which it is a party. (ii) Each approval and each third party consent required by it to authorize, or required by it in connection with, the execution, delivery, performance, legality, validity or enforceability of each Sale Document to which it is a party has been obtained and is in full force and effect, and there is no default in the observance or performance of any of the conditions and restrictions (if any) imposed on or in connection therewith. (e) No Litigation. There is no pending, or to its knowledge, threatened, litigation, arbitration or administrative actions or proceedings before any court, arbitrator, governmental, regulatory or administrative agency or authority involving it which by itself or together with any other such proceedings or claim, if determined adversely to it, would have a material adverse effect on its ability to perform its obligations under, or to carry out the transactions contemplated by, this Agreement or any other Sale Document or, in the case of a Seller, affect its right, title or interest in the Aircraft. Section 2.2. Government Regulations. Buyer represents and warrants that it is familiar with, and conducts its business in compliance with: (i) applicable U.S. export controls administered by the United States Department of Commerce's Bureau of Industry and Security (the "BIS") and the United States Department of State's Directorate of Defence Trade Controls ("DDTC"), and (ii) applicable United States economic sanctions administered by the United States Department of Treasury's Office of Foreign Assets Control ("OFAC"). Buyer specifically acknowledges that each Aircraft is subject to ongoing BIS or DDTC export licensing requirements which can restrict the sale, lease, brokering or exportation of the Aircraft and the parts related thereto. Any sale, lease, brokering, or use of an Aircraft part to or in certain countries, presently including Cuba, Iran, North Korea, Sudan, Libya, Syria or the Crimea Region of Ukraine (or to an entity located in one of those countries or regions, as the case may be) is prohibited without first obtaining a license from BIS's Export Administration Regulations. Further, any export, sale, lease or brokering of an Aircraft part or component that is regulated pursuant to the DDTC's International Traffic in Arms Regulations will require a license or other authorization from DDTC. Buyer further acknowledges that United States economic sanctions programs prohibit the resale or leasing of an aircraft and its engines or other parts (i) to the government of, or for operation in or to, certain countries or territories presently including Cuba, Libya, Iran, North Korea, Sudan, and the Crimea Region of Ukraine or (ii) the persons listed on OFAC's Specially Designated Nationals and Blocked Persons List ("SDN List") at the time of sale or at any time during the term of a lease. The SDN List can be viewed at: http://www.treas.gov/offices/enforcement/ofac/sdn/index.html. Buyer represents that it will comply with all applicable requirements administered by BIS, DDTC 765366-3-1-vS.O - 10- 80-40717007 and OFAC and all other applicable law in its use or disposition of the Aircraft and the parts related thereto. Section 2.3. Further Representations, Warranties and Covenants of Buyer. Buyer further represents and warrants to Seller, on the date of this Agreement and as of each Delivery Date, that Buyer has a tangible net worth of at least [ ] Dollars ($[ ]). Section 2.4 . Further Representations of the Sellers. (a) Each Seller further represents and warrants on the date of this Agreement and as of each Delivery Date (in the case of the representations and warranties made on each Delivery Date, solely in relation to the Aircraft and Sale Documents being delivered on that Delivery Date), to Buyer that: (i) Title. Each Seller is the sole legal owner of legal title to its Aircraft. Immediately prior to Delivery of that Aircraft, the Seller of that Aircraft will have good and marketable title to that Aircraft free from Liens and will have full power and lawful authority to transfer legal title to that Aircraft, with full title guarantee, to Buyer free from all Liens. (ii) Licenses. Each Seller holds all licenses, certificates and permits from applicable government entities in its jurisdiction of organization for the performance of its obligations under this Agreement. (iii) General Obligations. The obligations of each Seller under this Agreement are direct, general and unconditional obligations of such Seller and rank or will rank at least pari passu with all other present and future unsecured and unsubordinated obligations (including contingent obligations) of such Seller, with the exception of such obligations as are mandatorily preferred by law and not by reason of any encumbrance. (iv) No Sovereign Immunity. Each Seller, under the laws of its jurisdiction of organization or of any other jurisdiction affecting such Seller, is subject to private commercial law and suit. No Seller or any of its respective properties or assets is entitled to sovereign immunity under any such laws. Each Seller's performance of its obligations hereunder constitutes commercial acts done for commercial purposes. (v) Damage. With respect to each Aircraft, since the date of inspection referred to in Section 5.1, the respective Seller has not received notice from the respective Current Operator that (A) the relevant Aircraft has suffered Material Damage which has not been repaired in accordance with Section 6.4(a), (B) unless excluded from sale in accordance with Sections 7.5 and/or 7.7, any relevant Engine has suffered Material Damage which has not been repaired to the satisfaction of Buyer (acting reasonably) , or (C) the Aircraft has suffered an Event of Loss. (vi) Liens. With respect to each Aircraft, there are no claims or actions pending or, to the relevant Seller's knowledge, threatened in respect of such Aircraft or any relevant Engine which, if unsatisfied, would give rise to a Lien over such Aircraft or such Engine in favour of any third party . 765366-3-1 -v&.O - 11 - 80-40717007

(vii) Other Agreements. Neither Seller nor any of its affiliates have entered into an agreement, understanding or arrangement to sell the Aircraft to any party other than Buyer. ARTICLE III CONDITIONS Section 3.1. Sellers' Conditions. The obligation of each Seller to sell and deliver each Aircraft to be sold by it to Buyer under this Agreement is subject to the conditions that, immediately prior to Delivery of that Aircraft: (a) that Seller shall have received the documents and evidence specified in Part 1 of Schedule 4 in form and substance satisfactory to that Seller acting reasonably; (b) no Event of Loss of the relevant Aircraft shall have occurred and be continuing; (c) that Seller and/or its nominee shall have received the full amount of the Net Purchase Price for that Aircraft; (d) that Seller shall be satisfied that no Tax (other than corporation tax in its jurisdiction of tax residence) will be imposed on any Party in connection with any of the Sale Documents or any of the transactions contemplated by the Sale Documents by or in any jurisdiction; (e) that Seller shall have received a duly completed and executed copy of any applicable sales tax exemption form or other documentation reasonably acceptable to that Seller establishing that no Transfer Taxes (including transaction privilege tax in the event that the Delivery Location is in the State of Arizona) are due or collectible upon transfer of title of the Aircraft; and (f) the representations and warranties of Buyer set forth in this Agreement shall be true and correct as of the relevant Delivery Date and Buyer shall not be in default of any of its obligations under this Agreement. The conditions specified in this Section 3.1 are for the sole benefit of the Sellers and may be waived in whole or in part and with or without conditions by a Seller. Buyer shall use commercially reasonable efforts to satisfy or procure the satisfaction of the conditions referred to in Sections 3.l (a) and (c) through (f), as applicable. Section 3.2. Buyer's Conditions. The obligation of Buyer to buy and accept delivery of each Aircraft to be purchased by it from the Seller of that Aircraft under this Agreement is subject to the conditions that, immediately prior to the payment of the Net Purchase Price for that Aircraft: (a) Buyer shall have received the documents and evidence specified in Part 2 of Schedule 4 in form and substance satisfactory to Buyer acting reasonably; 765366-3-1-vS.O - 12 - 80-407 I 7007

(b) no Event of Loss of the relevant Aircraft shall have occurred and be continuing; (c) Buyer shall have completed its final inspection and closing inspection of the relevant Aircraft in accordance with Sections 5.2 and 5.3, respectively, and confirmed to the relevant Seller that it is satisfied with the same; (d) Buyer shall have received all deliverables required to be delivered to Buyer pursuant to Sections 5.2 and 5.3, including the executed non-incident statements required to be delivered thereunder in the form required therein; (e) the relevant Aircraft shall be free and clear of all Liens; (t) the relevant Aircraft shall be at the Delivery Location; (g) Buyer shall be satisfied that no Transfer Tax will be imposed on any Party in connection with any of the Sale Documents or any of the transactions contemplated by the Sale Documents by or in any jurisdiction, including Buyer's receipt of any necessary documentation requested by Buyer from the relevant Seller with reasonable advance notice to establish the same; and (h) the representations and warranties of the relevant Seller set forth in this Agreement shall be true and correct as of the relevant Delivery Date and that Seller shall not be in default of any of its obligations under this Agreement. The conditions specified in this Section 3.2 are for the sole benefit of Buyer and may be waived in whole or in part and with or without conditions by Buyer. The Sellers shall use commercially reasonable efforts to satisfy or procure the satisfaction of the conditions referred to in Sections 3.2(a) and (c) through (f) and (h), as applicable. ARTICLE IV AGREEMENT TO SELL AND BUY With respect to each Aircraft, the Seller of that Aircraft agrees to sell and deliver and Buyer agrees to buy and accept delivery of that Aircraft, upon and subject to the terms and conditions of this Agreement in consideration of the payment by Buyer of the Net Purchase Price for that Aircraft. ARTICLE V INSPECTION AND DELIVERY Section 5.1. Initial Inspection. Buyer hereby confirms that, as of the date hereof, it has completed an inspection of each Aircraft, including all Aircraft Documentation through the end of the period in connection with which records were provided to Buyer (which includes, without limitation, all documents requested by Buyer), in each case, to its full satisfaction. 765366-3-l -v8.0 - 13 - 80-4071 7007

Section 5.2. Final Inspection. (a) Buyer shall have the right to conduct a final inspection of each Aircraft (including the relevant Aircraft Documentation) at the Inspection Location within five (5) days of written notice by Seller, which shall comprise of: (i) a walk-around inspection of such Aircraft solely to confirm that, since the inspection referred to in Section 5.1, there has been no Material Damage to the relevant Aircraft which has not been repaired in accordance with Section 6.4(a); (ii) a final inspection of the Aircraft Documentation for such Aircraft to allow Buyer to review the final redelivery documentation, including (A) all back-to-birth documentation related to such Aircraft generated following the period of records review associated with the initial inspection referred to in Section 5.1 and (B) non-incident statements and other status reports, which the relevant Seller shall obtain from the Current Operator, all in accordance with EASA standards and substantially in the form set forth in Exhibit A hereto (for the avoidance of doubt, Buyer's review of such back-to-birth documentation shall be subject to approval by Buyer (acting reasonably) in accordance with Section 5.2(c) below) ; and (iii) the participation of Buyer as an observer in the BSIs and MPA Runs for the Engines related to such Aircraft, which shall be carried out by an inspector mutually agreeable to the relevant Seller and Buyer, and following which Buyer shall confirm to the relevant Seller whether Buyer (acting reasonably) is satisfied that such Engines (A) are operating within AMM limits and/or (B) since the inspection referred to in Section 5.1, have not suffered any Material Damage which has not been repaired to the satisfaction of Buyer (acting reasonably). (b) For the avoidance of doubt, the final physical inspection contemplated in Section 5.2(a)(i) above shall be a "walk-around" inspection only and shall under no circumstances interfere with the normal operation by the Current Operator of the relevant Aircraft. (c) Buyer shall promptly following completion of its final inspection of an Aircraft (including the relevant Aircraft Documentation) in accordance with this Section 5.2 notify the relevant Seller (A) that it has completed such final inspection and (B) whether such final inspection is satisfactory to Buyer (acting reasonably), and if such final inspection is satisfactory to Buyer (acting reasonably) , the Parties shall thereafter agree upon a scheduled Delivery Date for such Aircraft, which shall align with the date the leasing of such Aircraft under the Lease in respect of such Aircraft with the Current Operator terminates (whether by expiry of the term thereunder or as a result of the early termination thereof). For the avoidance of doubt, if Buyer fails to confirm that it is satisfied with its final inspection of an Aircraft in accordance with this Section 5.2, such final inspection shall be deemed to be unsatisfactory to Buyer. Section 5.3. Closing Inspection. Buyer shall have the right to conduct a closing inspection of each Aircraft on the Delivery Date at the Delivery Location, which shall comprise of a walk-around inspection of such Aircraft solely to confirm that, since the inspection referred to in Section 5.2, there has been no Material Damage to the relevant Aircraft which has not been repaired in accordance with Section 6.4(a). Buyer shall promptly following completion of its closing inspection of an Aircraft in accordance with this Section 5.3 notify the relevant Seller (A) 765366-3-1-vS.O - 14 - 80-40717007 that it has completed such closing inspection and (B) whether such closing inspection is satisfactory to Buyer (acting reasonably). For the avoidance of doubt, if Buyer fails to confirm that it is satisfied with its closing inspection of an Aircraft in accordance with this Section 5.3, such closing inspection shall be deemed to be unsatisfactory to Buyer. Section 5.4. Delivery condition. Without prejudice to Sections 3.2(b) and 3.2(c), each Aircraft shall be in an "as is, where is" condition at Delivery of the relevant Aircraft and Buyer acknowledges that it has no rights or claims whatsoever against any Seller in respect of the physical and technical condition, airworthiness or suitability of any of the Aircraft or any of the Aircraft Documentation following its confirmation of its satisfaction with the final inspection and closing inspection of the relevant Aircraft and Aircraft Documentation in accordance with Sections 5.2 and 5.3, respectively. Section 5.5. Delivery Date and Delivery Location. (a) Subject to the terms and conditions of this Agreement , delivery of an Aircraft (including, with respect to an Aircraft , each of its Engines, unless an Engine is excluded from the sale of the Aircraft in accordance with Sections 7.5 and 7.7) shall take place on the Business Day agreed between Buyer and the relevant Seller in accordance with Section 5.2(c) (which date shall align with the date the leasing of such Aircraft under the Lease in respect of such Aircraft with the Current Operator terminates (whether by expiry of the term thereunder or as a result of the early termination thereof)) at the Delivery Location for the relevant Aircraft. (b) The Sellers and Buyer shall co-operate with a view to ensuring that each Delivery Location is in a jurisdiction where lawfully no Transfer Taxes or Excluded Taxes (other than corporation tax in Sellers jurisdiction of tax residence) are imposed on any Seller and/or Buyer as a result of the sale and delivery of an Aircraft (including each of its Engines, unless an Engine is excluded from the sale of the Aircraft in accordance with Sections 7.5 and 7.7) pursuant to this Agreement. Section 5.6. Transfer of title and payment of Net Purchase Price. Subject to the terms and conditions of this Agreement, the sale and transfer of title to each Aircraft by the relevant Seller to Buyer under this Agreement shall take place by the execution of a Bill of Sale by the Seller of that Aircraft and its delivery to Buyer. Immediately prior to and as a condition to Delivery of an Aircraft: (a) Buyer shall remit to Seller an amount equal to the Net Purchase Price for that Aircraft by electronic transfer in immediately available Dollars to the respective Seller's account set forth in Section 8.1(b); and (b) Buyer shall have executed an Acceptance Certificate for each Aircraft and delivered it to the Seller of that Aircraft. Section 5.7. Acceptance. Delivery of each Aircraft shall be conclusive proof, as between the relevant Seller and Buyer, that Buyer has examined and investigated the Aircraft and that it is in all respects satisfactory to Buyer. 765366-3-1-vS.O - 15 - 80-40717007

Section 5.8. Risk. All risk of loss or destruction of an Aircraft or damage to that Aircraft shall pass from that Seller to Buyer at Delivery of that Aircraft. Section 5.9. Cape Town Registrations. Until title to an Aircraft has passed to Buyer pursuant to this Agreement, Buyer shall not seek or be entitled to register any interest in this Agreement, the relevant Aircraft or any Engine for that Aircraft with the International Registry established pursuant to the Cape Town Convention. To the extent that such co-operation is necessary, the Seller of an Aircraft will, at the request and cost of Buyer, co-operate with Buyer in connection with any such registrations to be effected by Buyer after title to that Aircraft has passed to Buyer pursuant to this Agreement. Section 5.10. Warranties. As of and with effect from Delivery of each Aircraft , the Seller of that Aircraft hereby assigns absolutely to Buyer the benefit of all subsisting assignable Warranties for that Aircraft. ARTICLE VI DELAYED DELIVERY AND FAILURE TO DELIVER Section 6.1. No Seller Liability. No Seller shall be responsible for any Losses (including any loss of profit) arising from any delay in the delivery of, or failure to deliver, any of the Aircraft to Buyer under this Agreement. Section 6.2. Automatic Termination. (a) If before Delivery of an Aircraft, an Event of Loss of that Aircraft occurs, all of the respective Obligations of the Parties under this Agreement in relation to that Aircraft, other than the Obligations under (i) Section 7.8(d)(i) to return to Buyer an amount equal to the Deposit for such Aircraft actually received by the relevant Seller in accordance with the terms thereof and (ii) Section 13, shall thereupon automatically terminate. (b) If for any reason, Delivery of an Aircraft has not taken place by the Final Delivery Date, then, the Seller of that Aircraft (unless that Seller is in breach of any of its material Obligations under the Sale Documents) and Buyer (unless Buyer is in breach of any of its material Obligations under the Sale Documents) may at its option issue a written notice to the other Party terminating all Obligations of the Parties under this Agreement in relation to that Aircraft, other than the Obligations under (i) Section 7.8(d)(i) to, unless Buyer is in breach of any of its material Obligations under the Sale Documents, return to Buyer an amount equal to the Deposit for such Aircraft actually received by the relevant Seller in accordance with the terms thereof and (ii) Section 13, and upon receipt by the other of any such notice those Obligations shall automatically terminate. Section 6.3. Optional termination - Buyer. (a) Material Damage to Aircraft. If (i) an Aircraft sustains any Material Damage between the date of inspection referred to in Section 5.1 and the time of Delivery of such Aircraft and (ii) that Material Damage is not repaired to the satisfaction of Buyer (acting reasonably), Buyer may at its option issue a written notice to the other Parties terminating all 765366-3- 1 -vS 0 - 16 - 80-4071 7007

Obligations of all Parties under this Agreement in relation to the relevant Aircraft, other than the Obligations under (i) Section 7.8(d)(i) to return to Buyer an amount equal to the Deposit for such Aircraft actually received by the relevant Seller in accordance with the terms thereof and (ii) Section 13, and upon receipt by the Sellers of any such notice those Obligations shall automatically terminate. For the avoidance of doubt, the occurrence of any Material Damage with respect to an Aircraft shall not require the relevant Seller to repair such Material Damage and the sole remedy of Buyer in such case shall be termination of this Agreement with respect to the relevant Aircraft as contemplated by the preceding sentence. (b) Material Damage to an Engine. If an Engine is an Excluded Engine and (i) in the reasonable opinion of Seller, it is uneconomical to repair such Excluded Engine and (ii) the relevant BSI evidenced material internal damage in respect of such Excluded Engine by reference to part-out value, Buyer may at its option issue a written notice to the other Parties terminating all Obligations of all Parties under this Agreement in relation to such Excluded Engine, other than the Obligations under (i) Section 7.8(d)(ii) to, following the Delivery of the related Aircraft, return to Buyer an amount equal to any portion of the Deposit for such Aircraft actually received by such Seller which is not credited against the Basic Purchase Price for such Aircraft in accordance with Section 7.8(a) and Section 7.11 and (ii) Section 13, and upon receipt by the Sellers of any such notice those Obligations shall automatically terminate. (c) Other Optional Termination. If before Delivery of all of the Aircraft: (i) subject always to Section 6.5, it becomes unlawful, or it is reasonably expected that it will on or prior to Delivery become unlawful, in any applicable jurisdiction for Buyer to perform any of its Obligations under this Agreement or any other Sale Document; or (ii) any of the Sellers becomes subject to any insolvency proceedings or equivalent in any relevant jurisdiction and those insolvency proceedings or equivalent in any relevant jurisdiction materially adversely affects its ability to perform and discharge its Obligations under the Sale Documents (as determined by Buyer acting reasonably), Buyer may at its sole option issue a written notice to the other Parties terminating all Obligations of all Parties under this Agreement in relation to, in the case of (c)(i), all Aircraft and, in the case of (c)(ii) all Aircraft owned by the Seller which has become subject to insolvency proceedings or their equivalent, in each case, which have not, as at that time, been transferred to Buyer under this Agreement, other than the Obligations under (i) Section 7.8(d)(i) to return to Buyer an amount equal to the Deposit for such Aircraft actually received by the relevant Seller in accordance with the terms thereof and (ii) Section 13, and upon receipt by the Sellers of any such notice those Obligations shall automatically terminate. Section 6.4. Optional Termination - Sellers. If before Delivery of all of the Aircraft: (a) subject always to Section 6.5, it becomes unlawful, or it is reasonably expected that it will on or prior to Delivery become unlawful, in any applicable jurisdiction for any Seller to perform any of its Obligations under this Agreement or any other Sale Document; or 765366-3-1 -vS.O - 17 - 80-4071 7007

(b) Buyer becomes subject to any insolvency proceedings or equivalent in any relevant jurisdiction and those insolvency proceedings or equivalent in any relevant jurisdiction materially adversely affects its ability to perform and discharge its Obligations under the Sale Documents (as determined by a Seller acting reasonably), each Seller may at its sole option issue a written notice to the other Parties terminating all Obligations of all Parties under this Agreement in relation to, in the case of (a), all Aircraft owned by the Seller which has become subject to the relevant illegality, and, in the case of (b), all Aircraft, in each case, which have not, as at that time, been transferred to Buyer under this Agreement, other than the Obligations under, in the case of (a), (i) Section 7.8(d)(i) to return to Buyer an amount equal to the Deposit for such Aircraft actually received by the relevant Seller in accordance with the terms thereof and (ii) Section 13, and, in the case of (b), Section 13, and upon receipt by Buyer of any such notice those Obligations shall automatically terminate. Section 6.5. Illegality - Mitigation. Each Party shall, in consultation with the other Parties, take all reasonable steps to mitigate any circumstances which arise and which would otherwise result in this Agreement being terminated pursuant to Section 6.3(c)(i) or Section 6.4(a), including restructuring the transaction contemplated by this Agreement on the same commercial terms and conditions so as to avoid such illegality if it is possible to do so'. All reasonable costs and expenses of each Party in connection with any such consultation and mitigation shall be borne by the Party to whom the relevant unlawfulness applies. ARTICLE VII PURCHASE PRICE AND DEPOSIT Section 7.1. Aircraft 1 - Engine CSN/TSN Adjustment. The purchase price for Aircraft 1 shall be [ ] Dollars ($[ ]) (the "Aircraft 1 Basic Purchase Price"); provided, that, subject to Sections 7.5, 7.7 and 7.9: (a) if at the time of Delivery any Engine in respect of Aircraft 1 has accrued more Flight Cycles than the Assumed Flight Cycles for such Engine, then the purchase price for Aircraft 1 will be reduced by an amount equal to $[ ] per Flight Cycle above the Assumed Flight Cycles for each such Engine; (b) if at the time of Delivery any Engine in respect of Aircraft 1 has accrued fewer Flight Cycles than the Assumed Flight Cycles for such Engine, then the purchase price for Aircraft 1 will be increased by an amount equal to $[ ] per Flight Cycle below the Assumed Flight Cycles for each such Engine; (c) if at the time of Delivery any Engine in respect of Aircraft 1 has accrued more Flight Hours than the Assumed Flight Hours for such Engine, then the purchase price for Aircraft 1 will be reduced by an amount equal to $[ ] per Flight Hour above the Assumed Flight Hours for each such Engine; and (d) if at the time of Delivery any Engine in respect of Aircraft 1 has accrued fewer Flight Hours than the Assumed Flight Hours for such Engine, then the purchase price for 765366-3-1 -vS 0 - 18 - 80-40717007

Aircraft 1 will be increased by an amount equal to $[ ] per Flight Hour below the Assumed Flight Hours for each such Engine. Section 7.2. Aircraft 2 - Engine CSN/TSN Adjustment. The purchase price for Aircraft 2 shall be [ ] Dollars ($[ ]) (the "Aircraft 2 Basic Purchase Price"); provided, that, subject to Sections 7.5, 7.7 and 7.9: (a) if at the time of Delivery and provided that, in the case of the Engine ESN 779171 , such Engine has more than 500 Flight Cycles remaining until its next LLP limiter, any Engine in respect of Aircraft 2 has accrued more Flight Cycles than the Assumed Flight Cycles for such Engine, then the purchase price for Aircraft 2 will be reduced by an amount equal to $[ ] per Flight Cycle above the Assumed Flight Cycles for each such Engine; (b) if at the time of Delivery and provided that, in the case of the Engine ESN 779171, such Engine has more than 500 Flight Cycles remaining until its next LLP limiter, any Engine in respect of Aircraft 2 has accrued fewer Flight Cycles than the Assumed Flight Cycles for such Engine, then the purchase price for Aircraft 2 will be increased by an amount equal to $[ ] per Flight Cycle below the Assumed Flight Cycles for each such Engine; (c) if at the time of Delivery and provided that, in the case of the Engine ESN 779171, such Engine has more than 500 Flight Cycles remaining until its next LLP limiter, any Engine in respect of Aircraft 2 has accrued more Flight Hours than the Assumed Flight Hours for such Engine, then the purchase price for Aircraft 2 will be reduced by an amount equal to $[ ] per Flight Hour above the Assumed Flight Hours for each such Engine; and (d) if at the time of Delivery and provided that, in the case of the Engine ESN 779171, such Engine has more than 500 Flight Cycles remaining until its next LLP limiter, any Engine in respect of Aircraft 2 has accrued fewer Flight Hours than the Assumed Flight Hours for such Engine, then the purchase price for Aircraft 2 will be increased by an amount equal to $[ ] per Flight Hour below the Assumed Flight Hours for each such Engine. Section 7.3. Aircraft 3 - Engine CSN/TSN Adjustment. The purchase price for Aircraft 3 shall be [ ] Dollars ($[ ]) (the "Aircraft 2 Basic Purchase Price"); provided, that, subject to Sections 7.5, 7.7 and 7.9: (a) if at the time of Delivery any Engine in respect of Aircraft 3 has accrued more Flight Cycles than the Assumed Flight Cycles for such Engine, then the purchase price for Aircraft 3 will be reduced by an amount equal to $[ ] per Flight Cycle above the Assumed Flight Cycles for each such Engine; (b) if at the time of Delivery any Engine in respect of Aircraft 3 has accrued fewer Flight Cycles than the Assumed Flight Cycles for such Engine, then the purchase price for Aircraft 3 will be increased by an amount equal to $[ ] per Flight Cycle below the Assumed Flight Cycles for each such Engine; (c) if at the time of Delivery any Engine in respect of Aircraft 3 has accrued more Flight Hours than the Assumed Flight Hours for such Engine, then the purchase price for 765366-3- 1 -vS.O - 19 - 80-407 17007

Aircraft 3 will be reduced by an amount equal to $[ ] per Flight Hour above the Assumed Flight Hours for each such Engine; and (d) if at the time of Delivery any Engine in respect of Aircraft 3 has accrued fewer Flight Hours than the Assumed Flight Hours for such Engine, then the purchase price for Aircraft 3 will be increased by an amount equal to $[ ] per Flight Hour below the Assumed Flight Hours for each such Engine. Section 7.4. Engine CSN/TSN Adjustment. For the purposes of this Section 7, any adjustment to the Basic Purchase Price of an Aircraft pursuant to the provisions of Sections 7.1, 7.2 and 7.3 shall be referred to herein as an "Engine CSN/TSN Adjustment". Section 7.5. BSI Adjustment. Notwithstanding the provisions of Sections 7.1, 7.2 and 7.3 and subject to the provisions of Section 7.7, if, following the BSI and MPA Run in respect of an Engine, Buyer (acting reasonably) cannot confirm that such Engine is operating within AMM limits, such Engine shall not be the subject of an Engine CSN/TSN Adjustment and such Engine shall be excluded from the relevant Aircraft sale and purchase on the Delivery Date for such Aircraft and the Basic Purchase Price at Delivery of the affected Aircraft shall be reduced as follows: (a) in respect of the Engine bearing ESN 779156, the Aircraft 1 Basic Purchase Price shall be reduced by [ ] Dollars ($[ ]); (b) in respect of the Engine bearing ESN 779161, the Aircraft 1 Basic Purchase Price shall be reduced by [ ] Dollars ($[ ]); (c) in respect of the Engine bearing ESN 779171, the Aircraft 2 Basic Purchase Price shall be reduced by [ ] Dollars ($[ ]); (d) in respect of the Engine bearing ESN 779177, the Aircraft 2 Basic Purchase Price shall be reduced by [ ] Dollars ($[ ]); (e) in respect of the Engine bearing ESN 779182, the Aircraft 3 Basic Purchase Price shall be reduced by [ ] Dollars ($[ ]); and (f) in respect of the Engine bearing ESN 779127, the Aircraft 3 Basic Purchase Price shall be reduced by [ ] Dollars ($[ ]). Section 7.6. BSI Adjustment. For the purposes of this Section 7, any adjustment to the Basic Purchase Price of an Aircraft pursuant to the provisions of Section 7.5 shall be referred to herein as a "BSI Adjustment". Section 7.7. Excluded Engine. If, pursuant to the provisions of Section 7.5, an Engine is required to be excluded from the sale and purchase of an Aircraft on the Delivery Date for such Aircraft (any such Engine being referred to herein as an "Excluded Engine"), Buyer and Seller hereby agree, in relation to any such Excluded Engine: 765366-3-1-v&.O - 20 - 80-4071 7007

(a) to discuss in good faith whether such Excluded Engine can be economically repaired, either by the Current Operator or otherwise; (b) that Seller shall, at its option and cost, have the right to arrange for the service and repair of such Excluded Engine, and Buyer shall be obliged to purchase and take delivery of such Excluded Engine on such date specified by that Seller with reasonable notice to Buyer, provided that Seller is able to deliver such Engine to Buyer no later than one hundred and twenty (120) calendar days following Delivery of the relevant Aircraft in a condition such that Buyer (acting reasonably) is satisfied (based on an inspection (which shall take place on a date specified by that Seller with reasonable notice to Buyer) under the same standards as the final inspection referred to in Section 5.2, provided that if the repair takes the form of a top case repair or a boroblend and an FAA 8130-3 or EASA Form 1 serviceability tag is provided, an MPA Run will not be required) that such Engine is operating within AMM limits, and on such date specified by that Seller with reasonable notice to Buyer: (i) Buyer shall pay to that Seller (in accordance with the payment provisions of this Agreement including without limitation the provisions of Section 8) an amount equal to the amount by which the Basic Purchase Price for the relevant Aircraft was reduced in respect of such Excluded Engine pursuant to the provisions of Section 7.5 less, if the transfer of title to such Excluded Engine does not take place in the United States, [ ] Dollars ($[ ]); and (ii) title to such Excluded Engine will pass to Buyer at delivery of such Excluded Engine to Buyer, which delivery shall (A) take place at the Delivery Location, and (B) be documented by the execution by Seller of a separate bill of sale for such Excluded Engine, and the execution by Buyer of a separate acceptance certificate for such Excluded Engine, substantially in the forms set out in Schedules 2 and 3 respectively; and (c) if, in the reasonable opinion of Seller, it is uneconomical to repair such Excluded Engine, then provided that the relevant BSI did not evidence material internal damage of such Excluded Engine by reference to part-out value (and notwithstanding that such Excluded Engine may be in an unserviceable condition), Buyer shall be obliged to purchase and take delivery of such Excluded Engine at the Delivery Location on either: (i) the Delivery Date for the related Aircraft (in which case the Basic Purchase Price for the relevant Aircraft shall be increased by the relevant Unserviceable Engine Price (any such adjustment being referred to herein as an "Excluded Engine Adjustment")) ; or (ii) if it is not reasonably practicable for Seller to deliver such Excluded Engine to Buyer on the Delivery Date for the related Aircraft, such later date specified by Seller with reasonable notice to Buyer, in which case, on such date, Seller shall deliver such Excluded Engine to Buyer and Buyer shall pay to Seller (in accordance with the payment provisions of this Agreement including without limitation the provisions of Section 8) an amount equal to the relevant Unserviceable Engine Price less, if the transfer of title to such Excluded Engine does not take place in the United States, [ ] Dollars ($[ ]), and such sale shall be documented by the execution by the relevant Seller of a separate bill of sale for such Excluded Engine, and the 765366-3-l -v8.0 - 21 - 80-4071 7007

execution by Buyer of a separate acceptance certificate for such Excluded Engine, substantially in the forms set out in Schedules 2 and 3 respectively). Section 7.8. Deposit. (a) Each Seller acknowledges that prior to the date hereof it has received from Buyer an initial deposit in the amount of [ ] Dollars ($[ ]) for each Aircraft (the "First Acceptance Deposit") being sold by it. No later than three (3) Business Days following the date hereof, Buyer shall pay to the relevant Seller the balance of the Deposit for each Aircraft (the "Second Acceptance Deposit"). The aggregate of the First Acceptance Deposit and the Second Acceptance Deposit constitutes the "Deposit" hereunder. Each Seller shall credit the Deposit for an Aircraft against the Basic Purchase Price of such Aircraft (as the same may be adjusted pursuant to an Engine CSN/TSN Adjustment, a BSI Adjustment, an Excluded Engine Adjustment, a PRSV Adjustment and/or a Delivery Location Adjustment (as applicable)) at Delivery of such Aircraft. (b) The Deposit is paid by Buyer and held by the relevant Seller by way of deposit in respect of the Basic Purchase Price of each Aircraft and, upon receipt of the First Acceptance Deposit, the Sellers suspended the marketing of each Aircraft and shall continue to suspend such market through the relevant Delivery of such Aircraft (provided, however, that it is understood and agreed that each Seller may nevertheless resume marketing such Aircraft without restriction and free and clear of any obligation to Buyer or rights of Buyer hereunder, in the event that this Agreement is terminated in respect of such Aircraft). (c) The Deposit will be held by the relevant Seller and may be commingled with its other funds and the relevant Seller shall not be liable for any interest accruing thereon. (d) If: (i) a Deposit Return Event occurs with respect to an Aircraft, the relevant Seller shall within five (5) Business Days pay to Buyer an amount equal to the Deposit for such Aircraft actually received by such Seller; and (ii) Buyer exercises its option to terminate this Agreement with respect to an Excluded Engine under Section 6.3(b) and the full amount of the Deposit in respect of the related Aircraft is not credited against the Basic Purchase Price for the related Aircraft in accordance with clause (a) above, the relevant Seller shall within five (5) Business Days of the Delivery of such Aircraft pay to Buyer any portion of the Deposit for such Aircraft actually received by such Seller which has not been credited against the Basic Purchase Price for such Aircraft in accordance with clause (a) above and Section 7.11 below. (e) In the event of any dispute regarding the return of (i) the Deposit for an Aircraft or (ii) any portion of the Deposit for an Engine, the prevailing party shall be entitled to an award of reasonable costs and attorney fees from the losing party. Section 7.9. PRSV Adjustment. Notwithstanding the other provisions of Section 7, if an Engine is the subject of a Performance Restoration Shop Visit following the date of inspection referred to in Section 5.1, the relevant Seller shall have the right to exclude such Engine from the 765366-3-1 -vS.O - 22 - 80-4071 7007 sale and purchase of the relevant Aircraft on the Delivery Date for such Aircraft unless and until the Parties are able to agree in good faith an increase in the Basic Purchase Price of the relevant Aircraft to reflect the increased value of such Engine as a result of the Performance Restoration Shop Visit. If the relevant Seller exercises such right of exclusion of an Engine pursuant to this Section 7.9, the Basic Purchase Price of the affected Aircraft shall be adjusted as follows (any such adjustment being referred to herein as a "PRSV Adjustment"); (a) in respect of the Engine bearing ESN 779156, the Aircraft 1 Basic Purchase Price shall be reduced by [ ] Dollars ($[ ]); (b) in respect of the Engine bearing ESN 779161, the Aircraft 1 Basic Purchase Price shall be reduced by [ ] Dollars ($[ ]); (c) in respect of the Engine bearing ESN 779171, the Aircraft 2 Basic Purchase Price shall be reduced by [ ] Dollars ($[ ]); (d) in respect of the Engine bearing ESN 779177, the Aircraft 2 Basic Purchase Price shall be reduced by [ ] Dollars ($[ ]); (e) in respect of the Engine bearing ESN 779182, the Aircraft 3 Basic Purchase Price shall be reduced by [ ] Dollars ($[ ]); and (f) in respect of the Engine bearing ESN 779127, the Aircraft 3 Basic Purchase Price shall be reduced by [ ] Dollars ($[ ]). Section 7.10. Delivery Location Adjustment. If the Delivery of any Aircraft does not take place in the United States then the Basic Purchase Price of such Aircraft shall be reduced by [ ] Dollars (US$[ ]) (any such adjustment being referred to herein as a "Delivery Location Adjustment"). Section 7.11. Net Purchase Price. The Basic Purchase Price of an Aircraft as adjusted pursuant to (a) an Engine CSN/TSN Adjustment, a BSI Adjustment, an Excluded Engine Adjustment, a PRSV Adjustment and/or a Delivery Location Adjustment (as applicable) and (b) the crediting of an amount equal to the Deposit actually received by the relevant Seller pursuant to Section 7.8(a), shall be referred to herein as the "Net Purchase Price" of such Aircraft. ARTICLE VIII PAYMENTS AND WITHHOLDINGS Section 8.1. Payments. (a) All payments to be made under this Agreement shall be made in immediately available funds, so that the recipient or its nominee receives credit for the full amount of that payment on the due date, to the account notified by the recipient to the payer in writing. 765366-3-1-v&.O - 23 - 80-40717007

(b) All payments to be made to the Sellers under this Agreement and the other Sale Documents shall be made to the following account: Bank Name: Wells Fargo Bank NA ABA code: [ ] CR: Corporate Trust Lease Group Account: [ ] REF: FFC: [ ], Diamond Head Aviation 2015 Ltd Disposition Account SWIFT code: [ ] (c) The Parties acknowledge that the specification of Dollars in this Agreement is of the essence and that Dollars shall be the currency of account in any and all events between the Parties. Section 8.2. Withholdings. All payments under this Agreement from the Buyer to each Seller shall be made in full without any deduction or withholding (whether in respect of set-off, counter-claim, duties, taxes (other than Excluded Taxes), charges or otherwise howsoever, but excluding any netting off required for the purposes of determining the Net Purchase Price), unless the Buyer is prohibited by law or regulation from doing so, in which case Buyer shall: (a) ensure that the deduction or withholding does not exceed the minimum amount legally required; (b) forthwith pay to such Seller an additional amount which results in the net amount received by such Seller being equal to the amount which would have been received by such Seller had the deduction or withholding not been made; (c) pay to the relevant taxation or other authorities within the period for payment permitted by law or regulation the full amount of the deduction or withholding; and (d) upon request in writing from such Seller to the Buyer deliver to the recipient any receipts, certificates or other proof evidencing the amounts (if any) paid or payable in respect of the deduction or withholding. Each Seller shall, at the request and cost of the Buyer, co-operate with the Buyer in completing any procedural formalities necessary for the Buyer to obtain authorization to make a payment without a (or with a reduced) tax deduction to such Seller, provided that no Seller shall be under any obligation to take any action or steps if to do so would, or would be reasonably likely to, be contrary to any applicable law or result in any unreimbursed tax disadvantage or otherwise adversely affect it in any other way. 765366-3-1-vS.O - 24 - 80-407 I 7007

Section 8.3. Late Payment. Any amount due or payable to a Seller under this Agreement shall, if not paid when due, bear interest at the rate of [ ] per cent ([ ]%) per month from the date such amount is due until the date of actual payment. Such interest shall accrue on a day to day basis and be payable upon demand made from time to time. All amounts of interest payable hereunder shall be calculated on the basis of the actual number of days elapsed and a 360-day year. ARTICLE IX INSURANCE REQUIREMENTS AND MUTUAL INDEMNIFICATIONS Section 9.1. Insurance. Beginning on the Delivery Date for each Aircraft and continuing until the date falling two (2) years from the Delivery Date for such Aircraft (the "Insurance Period"), Buyer will at no expense to Seller, maintain or procure that any follow-on operator, lessor or purchaser of such Aircraft maintains with recognized insurers: (a) so long as such Aircraft remains in service and is not being parted out, comprehensive aircraft liability insurance, including aviation products legal liability insurance, in respect of such Aircraft of not less than: (i) if such Aircraft is being operated by an operator based in (i) Europe or North America, $650,000,000 or (ii) any other jurisdiction, $500,000,000 (or, in each case, such higher amount as maintained by such operator at any time such Aircraft is being operated) each and every loss (but in the aggregate in respect of products and personal injury liability) and in accordance with customary terms and conditions then available in the leading international insurance markets; or (ii) if such Aircraft is not operated but has not been removed from service to be parted out, $200,000,000, each and every loss (but in the aggregate in respect of products and personal injury liability) and in accordance with customary terms and conditions then available in the leading international insurance markets; or (b) if such Aircraft has been permanently removed from service to be parted out, comprehensive aviation products legal liability insurance in respect of such Aircraft of not less than $10,000,000 each and every loss (but in the aggregate in respect of products liability) in accordance with customary terms and conditions then available in the leading international insurance markets. Section 9.2. Insurance Covenants. Buyer covenants that any insurance policies carried in accordance with this Section and any policies taken out in substitution or replacement for any of such policies during the Insurance Period shall: (a) be endorsed to name the Insured Parties as additional insureds (except with respect to their liability as a manufacturer, repairer or servicer of aviation products) in accordance with the terms hereof (hereinafter each an "Additional Insured" and collectively the "Additional Insureds"); (b) contain a reference to this Agreement; (c) contain a waiver of subrogation in favour of such Additional Insureds; (d) provide for thirty (30) days (seven (7) days, or such other period as may be customarily available, in the case of any war and allied perils liability coverage) advance written notice of any cancellation, termination or 765366-3-l -v8.0 - 25 - 80-407 I 7007 adverse change with respect to such insurance policy; and (e) be otherwise in accordance with customary terms and conditions then available in the leading international insurers markets. Buyer shall deliver to Seller certificates evidencing such insurance and, if applicable, reinsurance, prior to the Delivery Date of each Aircraft and on the annual renewal date of such insurances and, if applicable, reinsurances. Section 9.3. Buyer's Indemnity. Buyer shall indemnify each Seller in full on demand in respect of all Losses suffered or incurred by such Seller or any of its officers, directors, employees, servants, representatives or agents (regardless of when the same are suffered or incurred) arising out of or connected in any way with (i) the purchase, manufacture, ownership, possession, registration, performance, transportation, management, sale, control, inspection, use or operation, design, condition, testing, delivery, leasing, maintenance, repair, service, modification, overhaul, replacement, removal or redelivery of the Aircraft, or any loss of or damage to the Aircraft, or otherwise in connection with the Aircraft or relating to loss or destruction of or damage to any property, or death or injury to any person caused by, relating to or arising from or out of (in each case whether directly or indirectly) any of the foregoing matters and regardless of when the same arises or occurs; or (ii) any design, article or material in the Aircraft or the operation or use thereof constituting an infringement of patent, copyright, trademark, design or other proprietary right or a breach of any obligation of confidentiality owed to any person, provided that the foregoing indemnities shall not extend to Losses: (a) to the extent that such Losses arise out of any act, omission, event or circumstance occurring before Delivery of the relevant Aircraft; (b) to the extent that such Losses are caused by the fraud, willful misconduct or gross negligence of such Seller or any of its employees, servants or agents; (c) to the extent that such Losses are the result of failure by such Seller to comply with any of its express obligations under this Agreement (unless such failure is caused by failure by Buyer to comply with any of its express obligations under this Agreement) or any representation or warranty given by such Seller not being true and correct; (d) to the extent that such Losses represent a Tax or loss of tax benefits; (e) which are ordinary or usual operating or overhead expenses of such Seller, except to the extent that the same arise on the occurrence of any breach by Buyer of its obligations under this Agreement; (f) to the extent that such Losses arise out of any act or omission of such Seller as a manufacturer, repairer or servicer of aviation products; or (g) which are required to be borne by such Seller in accordance with any other express provision contained in this Agreement. Section 9.4. Seller's Indemnity. Each Seller shall indemnify Buyer in full on demand in respect of all Losses suffered or incurred by Buyer or any of its officers, directors, employees, servants, representatives or agents (regardless of when the same are suffered or incurred) arising out of or connected in any way with (i) the purchase, manufacture, ownership, possession, 765366-3-1-vS.O - 26 - 80-4071 7007 registration, performance, transportation, management, control, inspection, use or operation, design, condition, testing, leasing, maintenance, repair, service, modification, overhaul, replacement, removal or redelivery of the Aircraft of such Seller, or any loss of or damage to the Aircraft of such Seller, or otherwise in connection with the Aircraft of such Seller or relating to loss or destruction of or damage to any property, or death or injury to any person caused by, relating to or arising from or out of (in each case whether directly or indirectly) any of the foregoing matters and regardless of when the same arises or occurs, or (ii) any design, article or material in the Aircraft of such Seller or the operation or use thereof constituting an infringement of patent, copyright, trademark, design or other proprietary right or a breach of any obligation of confidentiality owed to any person, provided that the foregoing indemnities shall not extend to Losses: (a) to the extent that such Losses arise out of any act, omission, event, condition or circumstance occurring on or after Delivery of the relevant Aircraft; (b) to the extent that such Losses are caused by the fraud, willful misconduct or gross negligence of Buyer or any of its employees, servants or agents; (c) to the extent that such Losses are the result of failure by Buyer to comply with any of its express obligations under this Agreement (unless such failure is caused by failure by such Seller to comply with any of its express obligations under this Agreement) or any representation or warranty given by Buyer not being true and correct; (d) to the extent that such Losses represent a Tax or loss of tax benefits; (e) which are ordinary or usual operating or overhead expenses of Buyer, except to the extent that the same arise on the occurrence of any breach by such Seller of its obligations under this Agreement; (f) to the extent that such Losses arise out of any act or omission of Buyer as a manufacturer, repairer or servicer of aviation products; or (g) which are required to be borne by Buyer in accordance with any other express provision contained in this Agreement. ARTICLE X DISCLAIMER BUYER UNCONDITIONALLY AGREES THAT AS BETWEEN BUYER AND THE SELLERS EACH AIRCRAFT AND EACH PART THEREOF IS TO BE SOLD AND PURCHASED IN AN "AS IS, WHERE IS", CONDITION AS AT THE DELIVERY DATE FOR THAT AIRCRAFT AND NO TERM, CONDITION, WARRANTY, REPRESENTATION OR COVENANT OF ANY KIND HAS BEEN MADE OR IS GIVEN BY ANY SELLER OR ITS SERVANTS OR AGENTS IN RESPECT OF THE AIRWORTHINESS, VALUE, QUALITY, DURABILITY, CONDITION, DESIGN, OPERATION, DESCRIPTION, MERCHANTABILITY OR FITNESS FOR USE OR PURPOSE OF ANY OF THE AIRCRAFT OR ANY PART THEREOF, AS TO THE ABSENCE OF LATENT, INHERENT OR OTHER 765366-3-1-vS.O - 27 - 80-4071 7007

DEFECTS (WHETHER OR NOT DISCOVERABLE), AS TO THE COMPLETENESS OR CONDITION OF ANY OF THE AIRCRAFT DOCUMENTATION, OR AS TO THE ABSENCE OF ANY INFRINGEMENT OF ANY PATENT, COPYRIGHT, DESIGN, OR OTHER PROPRIETARY RIGHTS AND ALL CONDITIONS, WARRANTIES AND REPRESENTATIONS (OR OBLIGATION OR LIABILITY, IN CONTRACT OR IN TORT) IN RELATION TO ANY OF THOSE MATTERS, EXPRESSED OR IMPLIED, STATUTORY OR OTHERWISE, ARE EXPRESSLY EXCLUDED. ARTICLE XI COSTS AND EXPENSES Section 11.1. Delivery Location Taxes, Costs and Expenses. (a) Each Seller and Buyer shall cooperate and use reasonable efforts in (i) selecting a jurisdiction in which each Delivery can occur to lawfully minimize any and all Transfer Taxes and Excluded Taxes (other than corporation tax in the Seller's jurisdiction of tax residence) and (ii) satisfying any applicable documentation or registration requests any Party may make in order to lawfully minimize such Transfer Taxes and Excluded Taxes, including: (i) if the Delivery Location for an Aircraft is in Arizona, prior to Delivery, Buyer shall provide the relevant Seller with a fully completed and executed Arizona form establishing an exemption from Transfer Taxes; and (ii) if the Delivery Location for an Aircraft is in the United Kingdom, (1) the applicable Seller agrees that the sale will be treated as VAT exempt or zero rated as an export under Article 146 of the EU Principal VAT Directive 2006/112/EC, provided that the Buyer provides all necessary evidence to support such treatment as required under English law and within the prescribed time limits set out under English law, (2) Buyer confirms that such Aircraft, following processing, will be exported within the time limits set out under English law to treat the supply as VAT exempt under Article 146 of the EU Principal VAT Directive 2006/112/EC, and (c) Seller agrees to retain such export evidence for the time prescribed by any relevant taxing authority and to make such evidence available for inspection upon request to any relevant authority according to their legal obligations as a taxpayer. (b) "Transfer Taxes" includes all sales, stamp, use, transfer, value-added, goods and services, conveyance or other similar Tax or duty imposed on the assignment and sale of each Aircraft to Buyer by the relevant Seller or otherwise imposed on each Aircraft or on transactions contemplated by the Sale Documents and any claims, penalties, fine, interests, damages, fees, costs and expenses arising or resulting therefrom. For the avoidance of doubt, Transfer Taxes shall not include (i) any corporation, franchise, alternative minimum and other similar Taxes or any Tax imposed with respect to, by reference to or measured by profit, net income, accumulated earnings, net worth or capital gain or (ii) any other taxes, duties, or similar, charges that may be imposed by the authorities in the UK where any such taxes are due as a result of a failure by the Sellers to comply with their responsibilities as set out in Section 11.1(a)(ii) with respect to retaining such export evidence for the time prescribed by the relevant taxing authority 765366-3-1-vS.O - 28 - 80-4071 7007 and to making this evidence available for inspection upon request to the relevant authority according to their legal obligations as a taxpayer ("Excluded Taxes"). (c) Notwithstanding Section 11.1(a)(ii) above, (a) Buyer shall be responsible for, and shall indemnify the Sellers and Sellers' affiliates against the payment of any and all Transfer Taxes imposed in connection with the transactions contemplated by this Agreement and the other Sale Documents and (b) the applicable Seller shall invoice Buyer for any VAT in accordance with EU VAT Jaw or local tax rules (and in each case, in the format prescribed by applicable law) and collect and remit to the appropriate taxing authority the amount of VAT that is payable under each such invoice. If VAT arises on any payment hereunder and the applicable Seller is entitled to reclaim or offset such VAT, such Seller will, acting reasonably and in good faith, claim the refund or offset promptly (after registering for VAT in the relevant jurisdiction at Buyer's expense, if applicable) and pay an amount equal to the refund or offset to Buyer upon receipt of the refund or offset. Without duplication, upon receipt by any Seller of a refund, credit or any other Tax benefit on account of all or any part of any Transfer Taxes which Buyer has paid hereunder, such Seller shall pay to the Buyer the amount of such Tax benefit. (d) If a claim is made against any Seller for Transfer Taxes with respect to which the Buyer is liable for a payment or indemnity under this Agreement (a "Tax Claim"), such Seller shall, promptly following it becoming aware of such Tax Claim, give Buyer notice in writing of such Tax Claim and shall (at Buyer's written request and at Buyer's expense) consult in good faith with Buyer to consider what action may be taken to resist or reduce payment, or if paid, obtain a refund of the relevant Tax. Following such consultation, such Seller shall (at the sole expense of Buyer) take any reasonable actions requested by Buyer (acting reasonably) to contest the claim, provided that: (i) such Seller may decline to begin or continue to contest a Tax claim if it considers (acting reasonably) that contesting the Tax claim could materially prejudice it (and it shall not be obliged to take any action which in its reasonable opinion will materially prejudice it); (ii) Buyer has provided an opinion of independent tax counsel acceptable to such Seller that a meritorious basis exists for contesting such claim; and (iii) the amount of Tax in issue equals or exceeds the amount of [ ] Dollars ($[ ]). Section 11.2. Transaction Costs. (a) Subject to Sections 8.2, 11.1 and 11.2(b), each Party shall be responsible for its own costs and expenses, and for any Tax incurred by it, in connection with the negotiation, preparation, execution, completion and registration of the Sale Documents. (b) Buyer shall be responsible for all registration and filing fees in connection with the re-registration of an Aircraft and Buyer's financing arrangements, if any (including the costs of any filings that may be required to be made with the aircraft registry in the jurisdiction in which each Aircraft is re-registered upon Delivery). The relevant Seller shall be responsible for all fees in connection with the deregistration of an Aircraft from the aircraft registry with which 765366-3-1-vS.O - 29 - 80-4071 7007 the Current Operator registers such Aircraft and in connection with discharging any filings with the International Registry established pursuant to the Cape Town Convention. Each Party shall cooperate in good faith with each other Party, as necessary, to accomplish the same. Section 11.3. Brokers. (a) Each of the Parties represents and warrants to the other Parties that it has not paid, agreed to pay or caused to be paid directly or indirectly in any form any commission, contingent fee, brokerage or other similar payments of any kind in connection with the Sale Documents to any person (other than fees payable by each party to its legal advisers and other professional advisers). (b) Each of the Parties agrees to indemnify and hold harmless the other Parties from and against any and all claims, suits, damages, costs and expenses (including legal fees) asserted by any agent, broker or other third party for or in connection with any commission, contingent fee, brokerage or other similar payments of any kind in connection with the Sale Documents, if such claim, suit, damage, cost or expense arises out of a breach by the indemnifying party, its employees or agents of Section 11.3(a). ARTICLE XII ASSIGNMENT Section 12.1. Assignment. Subject to Section 12.2, no Party may assign or transfer any of its rights, obligations, liabilities and/or duties under this Agreement without the prior written consent of the other Parties. Section 12.2. Purchaser Nominee. Buyer shall have the right, by notice in writing to the relevant Seller to be given not less than five (5) Business Days prior to the date on which title to any Aircraft and/or Engine is scheduled to be transferred to Buyer, to request that the relevant Seller transfer title to such Aircraft and/or Engine to a Purchaser Nominee. Following receipt of such request, subject to the other provisions of this Agreement and the other Sale Documents in respect of such Aircraft and/or Engine, and provided that the relevant Seller has completed any necessary "know your customer" checks in relation to any such Purchaser Nominee, the relevant Seller will comply with such request. Notwithstanding the foregoing Buyer shall remain fully and primarily liable for the performance of all of its obligations under this Agreement and the other Sale Documents to which it is a party. ARTICLE XIII CONFIDENTIALITY Section 13.1. General. The Parties agree that the terms of the Sale Documents and information supplied pursuant to the Sale Documents are to be kept confidential, provided that the fact of the sales contemplated by this Agreement (but not any of the specific terms of that sale) need not be kept confidential and may be freely disclosed. Subject to that proviso , no Party will disclose or permit its officers, employees, agents or advisers to disclose any information from or in connection with the Sale Documents without the consent of the other Parties or to use any such 765366-3-1-vS.O - 30 - 80-4071 7007 information for any purpose other than for the purpose of the transactions contemplated by the Sale Documents. Section 13.2. Exceptions. Each Party and their respective officers, employees, agents and advisers may from time to time disclose the terms of the Sale Documents and information supplied pursuant to the Sale Documents to any of the following who need to know that information and are made aware of the confidential nature of that information: (a) the other entities named as Insured Parties (except for any such entity that is a Party) and the Parties' respective financiers, shareholders, officers, employees, partners, affiliates and subsidiaries (collectively with the Parties, "Permitted Parties"); (b) professional advisers, agents and service providers of a Permitted Party who are under a duty of confidentiality to that Permitted Party; (c) any actual or proposed permitted assignee, novatee or transferee (and any agent or adviser of any of the foregoing) of that Party's rights and obligations under the Sale Documents provided that that Party will use all reasonable endeavors to procure that such persons keep such information confidential; (d) any court or tribunal or regulatory, supervisory, governmental or quasi- governmental authority with jurisdiction over any of the Permitted Parties; and (e) as required by law (including by regulatory authorities) or legal process. ARTICLE XIV MISCELLANEOUS Section 14.1. Entire Agreement. This Agreement (together with the other Sale Documents) contains the entire agreement and understanding between the Parties relating to the sale of the Aircraft and supersedes any previous understanding, commitment, agreement or representation whatsoever, oral or written. This Agreement may only be amended by an instrument in writing entered into on or after the date of this Agreement executed by or on behalf of all of the Parties. Section 14.2. Remedies Cumulative. The powers, rights and remedies conferred on the Parties under this Agreement are cumulative and are additional to, and not exclusive of, any powers, rights or remedies provided by law or otherwise available to them. Section 14.3. Waivers. (a) No waiver shall be effective unless specifically made in writing and signed by a duly authorized officer of the party granting that waiver. (b) Subject to Section 14.3(c) below, neither the single or partial exercise or temporary or partial waiver by a Party of any right, nor the failure by a Party to exercise in whole or in part any right or to insist on the strict performance of any provision of this Agreement, nor 765366-3-1 -vS.O - 31 - 80-4071 7007 the discontinuance, abandonment or adverse determination of any proceedings taken by a Party to enforce any right or any such provision shall (except for the period or to the extent covered by any such temporary or partial waiver) operate as a waiver of, or preclude any exercise or enforcement or (as the case may be) further or other exercise or enforcement by a Party of, that or any other right or provision. (c) All references in Section 14.3(b): (i) to any right shall include any power, right or remedy conferred by this Agreement on, or provided by law or otherwise available to, a Party; and (ii) to any failure to do something shall include any delay in doing it. Section 14.4. Consents. The giving by any Party of any consent to any act which, by the terms of this Agreement, requires that consent shall not prejudice its right to withhold or give consent to the doing of any similar act. Section 14.5. Counterparts. This Agreement may be entered into in any number of counterparts and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement. Section 14.6. Partial invalidity. If, at any time, any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect under any law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions nor the legality, validity or enforceability of that provision under the law of any other jurisdiction will in any way be affected or impaired. ARTICLE XV NOTICES Section 15.1. Communications in Writing. Any communication to be made between any of the Parties under or in connection with any Sale Document shall be made in writing and, unless otherwise stated, may be made by letter. Section 15.2. Addresses. The address or email address (and the department or officer, if any, for whose attention the communication is to be made) of each Party for any communication or document to be made or delivered under or in connection with the Sale Documents is that identified with the name of the relevant party below or any substitute address, email address or department or officer as the relevant party may notify to the to the other by not less than three (3) Business Days' notice. Each Seller: c/o DAE (Ireland) Limited (formerly AWAS (Ireland) Limited), as Servicer 5th Floor, Block B, Riverside IV Sir John Rogerson's Quay Dublin 2, Ireland 765366-3-1 -vS.O - 32 - 80-4071 7007

Attention: Legal Facsimile No.: +353-1-635-5001 Email Address: notices@dubaiaerospace.com with a copy to: DAE Aviation Services, Inc. c/o DAE Capital 1120 Avenue of the Americas Suite 1502 New York, NY 10036 United States of America Attention: General Counsel Facsimile No.: + 1 212 782 3360 Email Address: notices@dubaiaerospace.com Buyer: Contrail Aviation Support, LLC 435 Investment Court Verona, Wisconsin 53593 United States of America Attention: Joseph G. Kuhn Facsimile No.: +1 608 848 8100 Email Address: joe@contrail.com With a copy to: Boardman and Clark LLP 1 South Pinckney Street, Suite 410 Madison, Wisconsin 53701 United States of America Attention: Attorney Frank C. Sutherland Facsimile No.: + 1 608 283 1709 Email Address: fsutherland@boardmanclark.com Section 15.3. Delivery. Any communication or document made or delivered by any of the Parties under or in connection with any Sale Document will only be effective if by way of commercial courier, when it has been left at the relevant address or five (5) Business Days after being deposited in the post postage prepaid in an envelope addressed to it at that address and, if a particular department or officer is specified as part of its address details provided under Section 15.22, if addressed to that department or officer. Section 15.4. Notification of address. Each Party shall notify the other Parties promptly of changing its own address. Section 15.5. Electronic communication 765366-3-1 -v8 .0 - 33 - 80-4071 7007

(a) Any communication to be made between any of the Parties under or in connection with any Sale Document may be made by electronic mail or other electronic means, it being understood that the Parties shall: (i) notify each other in writing (or by confirmed email) of their electronic mail address and/or any other information required to enable the sending and receipt of i nformation by that means; and (ii) notify each other of any change to their address or any other such information supplied by them. (b) Any electronic communication made between any of the Parties under or in connection with any Sale Document will be effective only when actually received in readable form. Section 15.6. English language. (a) Any notice given by any of the Parties under or in connection with any Sale Document must be in English. (b) All other documents provided by any of the Parties under or in connection with any Sale Document must be: (i) in English; or (ii) if not in English, accompanied by a certified English translation and, in this case, the English translation will prevail unless the document is a constitutional, statutory or other official document. ARTICLE XVI GOVERNING LAW THIS AGREEMENT HAS BEEN DELIVERED IN THE STATE OF NEW YORK. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, REGARDLESS OF CONFLICT OF LAWS PROVISIONS . ARTICLE XVII WAIVER OF JURY TRIAL BUYER AND EACH SELLER HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING TO WHICH THEY ARE PARTIES INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT. 765366-3-1 -vS.O - 34 - 80-4071 7007

ARTICLE XVIII ENFORCEMENT Section 18.1. Jurisdiction. Each Party hereto hereby irrevocably and unconditionally: (a) agrees that any action, suit or proceeding by any person arising from or relating to this Agreement or any other Sale Documents or any statement, course of conduct, act, omission, or event occurring in connection herewith or therewith (collectively , "Related Litigation") may only be brought in any state or federal court of competent jurisdiction sitting in the borough of Manhattan, the city of New York, and the parties hereby submit to the exclusive jurisdiction of such courts with respect to any Related Litigation; (b) waives any objection which it may have at any time to the laying of venue of any Related Litigation brought in any such court, waives any claim that any such Related Ligation has been brought in an inconvenient forum, and waives any right to object, with respect to any Related Litigation brought in any such court, that such court does not have jurisdiction over such Party; and (c) consents and agrees to service of any summons, complaint or other legal process in any Related Litigation by registered or certified U.S. Mail, postage prepaid, to such Party at the address for notices described in Section 15.2 hereof, and that such service shall constitute in every respect valid and effective service (but nothing herein shall affect the validity or effectiveness of process served in any other manner permitted by applicable law). Section 18.2. Service of process. Without prejudice to any other mode of service allowed under any relevant law, each of the Parties: (a) irrevocably appoints: (i) Contrail Aviation Support, LLC, 435 Investment Court, Verona, WI 53593, United States of America, in the case of Buyer; and (ii) DAE Aviation Services, Inc. at c/o DAE Capital, 1120 Avenue of the Americas, Suite 1502, New York, NY 10036, United States of America, in the case of the Sellers, as its agent for service of process in relation to any proceedings before the courts of the State of New York in connection with the Sale Documents; and (b) agrees that failure by a process agent to notify the relevant party of the process will not invalidate the proceedings concerned. Section 18.3. No immunity. Each Party agrees that in any legal action or proceedings against it or its assets in connection with the Sale Documents no immunity from that legal action or those proceedings (which shall include suit, attachment prior to judgment, other attachment, the obtaining of judgment, execution or other enforcement) shall be claimed by or on behalf of that party or with respect to its assets, irrevocably waives any such right of immunity which it or its assets now have or may hereafter acquire or which may be attributed to it or its assets and consents generally in respect of any such legal action or proceedings to the giving of any relief or the issue 765366-3-l -v8.0 - 35 - 80-40717007 of any process in connection with that action or those proceedings including the making, enforcement or execution against any property-whatsoever, irrespective of its use or intended use of any order or judgment which may be made or given in that action or those proceedings. IN WITNESS WHEREOF the Parties have caused this Agreement to be duly executed the day and year first above written.

IN WITNESS WHEREOF, this Aircraft Sale and Purchase Agreement has been duly executed as of the date first written above. Seller 1 /s/ Lisa Lyons For and on behalf of Diamond Head 2 (Ireland) DAC Name: Lisa Lyons Title: Vice President Trading 4/6/2019 Seller 2 /s/ Lisa Lyons For and on behalf of Diamond Head 3 (Ireland) DAC Name: Lisa Lyons Title: Vice President Trading 4/6/2019

Buyer /s/ Joseph G. Kuhn for and on behalf of CONTRAIL AVIATION SUPPORT, LLC Name: Joseph G. Kuhn Title: CEO 765366-3-1 -v&.O - 36 - 80-40717007

SCHEDULE 1 AIRCRAFT Aircraft 1 Airframe Manufacturer and Model: Airbus A321-100 Manufacturer's Serial Number: 513 Engine Manufacturer and Model: CFM56-5B2 Engine Serial Numbers: 779156 and 779161 Aircraft 2 Airframe Manufacturer and Model: Airbus A321-100 Manufacturer's Serial Number: 576 Engine Manufacturer and Model: CFM56-5B2 Engine Serial Numbers: 779171 and 779177 Aircraft 3 Airframe Manufacturer and Model: Airbus A321-100 Manufacturer's Serial Number: 583 Engine Manufacturer and Model: CFM56-5B2 Engine Serial Numbers: 779182 and 779127 765366-3-1-v8.0 80-4071 7007

BI LL OF SALE BY THIS BILL OF SALE DIAMOND HEAD 2 (IRELAND) DAC ("Seller") does hereby sell, grant and transfer, for good consideration in accordance with the terms of an aircraft sale and purchase agreement dated as of June 4, 2019 ("Sale Agreement") between (among others) Seller and Contrail Aviation Support, LLC ("Buyer"), all its rights, title and interest in and to the aircraft specified below and as more fully defined in the Sale Agreement ("Aircraft") to Buyer for good and valuable consideration, receipt of which is hereby acknowledged by Seller: one Airbus A321-100 aircraft with manufacturer's serial number 513 with two (2) CFM56-5B2 engines bearing serial numbers 779156 and 779161 and the Aircraft is sold "as is, where is". Seller warrants to Buyer and its respective successors and assigns that it hereby conveys full legal title to the Aircraft free from all Liens, and Seller agrees to defend such title forever against all claims and demands whatsoever. To the extent permitted by applicable law, no representations, guarantees or warranties or any kind are given by Seller as to the condition of the Aircraft, express or implied, arising by law or otherwise. Capitalized words and expressions used in this Bill of Sale have the meanings given to them in the Sale Agreement. THIS BILL OF SALE IS GOVERNED BY NEW YOR K LAW. IN W ITNESS WHEREOF Diamond Head 2 (Ireland) DAC has caused this Bill of Sale to be duly executed at 3:40 pm New York time on October 25, 2019 and delivered to Buyer while the Aircraft was located at St. Athan, Cardiff, UK SIGNED /s/ Rosemary Waddingham for and on behalf of DIAMOND HEAD 2 (IRELAND) DAC Name: Rosemary Waddingham Title: Attorney ] 765366-3-1-v8.0 80-40717007

ACCEPTANCE CERTIFICATE Contrai1 Aviation Support, LLC ("Buyer") hereby certifies that pursuant to the Aircraft Sale Agreement dated as of June 4, 2019 among, inter alios, Diamond Head 2 (Ireland) Designated Activity Company ("Seller") and Buyer ("Sale Agreement"): (1) Buyer has inspected the Aircraft for itself and the Aircraft is in all respects satisfactory to Buyer; (2) Buyer has accepted delivery of the Aircraft; and (3) Buyer acknowledges that it is purchasing the Aircraft in an "AS IS, WHERE IS" condition and that the Seller is making no representations or warranties as to the condition of the Aircraft. Capitalized words and expressions used in this Acceptance Certificate have the meanings given to them in the Sale Agreement. THIS ACCEPTANCE CERTIFICATE IS GOVERNED BY NEW YORK LAW. IN WITNESS WHEREOF Buyer has caused this Acceptance Certificate to be duly executed on October 25, 2019 and delivered to Seller. SIGNED /s/ Joseph G. Kuhn for and on behalf of CONTRAIL AVIATION SUPPORT, LLC Name: Joseph G. Kuhn Title: CEO ] 765366-3-1-v8.0 80-40717007

SCHEDULE 4 CONDITIONS PRECEDENT Part 1: Conditions precedent for each Seller and each Aircraft 1 Sale Documents A copy of each of the Sale Documents for that Aircraft other than the Bill of Sale for that Aircraft duly executed by all of the parties to them other than the Sellers, to be held in trust subject to the contemporaneous release of the Sale Documents for that Aircraft by all relevant Parties at the time of Delivery for that Aircraft. 2 Insurances A certificate from the brokers and/or insurers evidencing the insurances required under Section 9 in relation to that Aircraft. 3 Buyer corporate documents A power of attorney or certificate of incumbency for Buyer in relation to the execution of Sale Documents for that Aircraft. 765366-3-1-vS.O 80-4071 7007

Part 2 - Conditions precedent for Buyer and each Aircraft 1 Sale Documents A copy of each of the Sale Documents for that Aircraft other than the Bill of Sale and the Acceptance Certificate for that Aircraft duly executed by all of the parties to them other than Buyer, to be held in trust subject to the contemporaneous release of the Sale Documents for that Aircraft by all relevant Parties at the time of Delivery for that Aircraft. 2 Seller corporate documents A power of attorney or certificate of incumbency for the relevant Seller in relation to the execution of Sale Documents for that Aircraft. 765366-3-1-v8.0 80-4071 7007

The undersigned party hereby (i) irrevocably and unconditionally agrees that if any obligation or liability of any Seller under Sections 2.4(a)(i), 7.8(d) or 9.4 of this Agreement is not performed or discharged by such Seller in accordance with the terms of this Agreement for any reason whatsoever, it shall be liable to Buyer in respect of that obligation or liability as if it was the principal obligor in respect thereof and (ii) makes the representations and warranties set forth in Section 2.l (a) through (e) of this Agreement in favor of Buyer and agrees that Buyer may rely upon the same in entering into this Agreement. /s/ Lisa Lyons For and on behalf of Diamond Head Aviation 2015 Limited Name: Lisa Lyons Title: Vice President Trading 4/6/2019

EXHIBIT A FORM OF NON-INCIDENT/ACCIDENT STATEMENTS To be completed on operator letterhead Non-Incident/Accident Statement (customer name) certifies that, one used (manufacturer's name) aircraft (engine/module) model (model type) bearing registration number (registration), manufacturer's serial number _______ (the "Aircraft): . Was not removed from an aircraft that has been subjected to any extreme heat or other form of extreme stress, e.g. major engine failure, fire, or involved in an incident or accident as defined by the relevant regulating authority. . Does not have and has not had any PMA parts or non-TCH approved repaired parts installed other than those authorized by the engine manufacturer; . Has not been immersed in saltwater or otherwise exposed to corrosive agents outside normal operation; and . Was not previously installed in a public aircraft, such as a government use or military aircraft. Last Operator : TSN: _ CSN: I EXECUTED I ----- ---- Month Day Year By: Name: Title: 765366-3-1-vS.O 80-4071 7007

To be completed on operator letterhead Non-Incident/ Accident Statement (customer name) certifies that, one used (manufacturer's name) aircraft (engine/module) model (model type) bearing the manufacturer's serial number (the "Engine): . Was not removed from an aircraft that has been subjected to any extreme heat or other form of extreme stress, e.g. major engine failure, fire, or involved in an incident or accident as defined by the relevant regulating authority. . Does not have and has not had any PMA parts or non-TCH approved repaired parts installed other than those authorized by the engine manufacturer; . Has not been immersed in saltwater or otherwise exposed to corrosive agents outside normal operation; and . Was not previously installed in a public aircraft, such as a government use or military aircraft. Last Operator: _ APU TSN: APU CSN: APU TSLSV: APU CSLSV: EXECUTED / _ / _ Month Day Year By: Name: Title: 765366-3-l -v8.0 80-40717007

To be completed on operator letterhead Non-Incident/ Accident Statement (customer name) certifies that, one used (manufacturer's name) aircraft (engine/module) model (model type) bearing the manufacturer's serial number ______________ (the "Engine): . Was not removed from an aircraft that has been subjected to any extreme heat or other form of extreme stress, e.g. major engine failure, fire, or involved in an incident or accident as defined by the relevant regulating authority. . Does not have and has not had any PMA parts or non-TCH approved repaired parts installed other than those authorized by the engine manufacturer; . Has not been immersed in saltwater or otherwise exposed to corrosive agents outside normal operation; and . Was not previously installed in a public aircraft, such as a government use or military aircraft. . The engine has been operated at a maximum thrust rating of (xxx) lbs. of thrust. Last Operator: _ Engine Flight Hours: Engine Flight Cycles: EXECUTED _____________/_____________/_____________ Month Day Year 765366-3-1-vS.O 80-4071 7007

To be completed on operator letterhead Non-Incident/ Accident Statement (customer name) certifies that, the landing gear set including the following major items: . Were not removed from an aircraft that has been subjected to any extreme heat or other form of extreme stress, e.g. major engine failure, fire, or involved in an incident or accident as defined by the relevant regulating authority. . Have not been immersed in saltwater or otherwise exposed to corrosive agents outside normal operation; and . Were not previously installed in a public aircraft, such as a government use or military aircraft. Nose Landing Gear: P/N ____________, S/N ________ Main Landing Gear: P/N ____________, S/N ________ Main Landing Gear: P/N ____________, S/N ________ EXECUTED ________/__________/__________ Month day year By: Name: Title: